FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of the 29th day of October, 1997, by and among THE DESIGNS/OLS PARTNERSHIP, a partnership having its principal place of business at 66 B Street, Needham, Massachusetts 02194 (the "Partnership"), DESIGNS, INC., a Delaware corporation having its principal place of business at 66 B Street, Needham, Massachusetts 02194 ("Designs"), and LEVI'S ONLY STORES, INC., a Delaware corporation having its principal place of business at 1159 Dublin Road, Columbus, Ohio 43215 ("LOS"; LOS and Designs being hereinafter sometimes referred to collectively as the "Lenders").


                              W I T N E S S E T H:

     WHEREAS, the Partnership and the Lenders entered into a certain Credit Agreement dated as of October 1, 1996 (the "1996 Credit Agreement") in connection with the establishment of $5 million revolving credit facility for the Partnership;

     WHEREAS, the Partnership and the Lenders wish to, among other things, extend the term of the 1996 Credit Agreement by one additional year;

     WHEREAS, Section 7.1 of the 1996 Credit Agreement provides that no amendment of the 1996 Credit Agreement shall be effective unless the amendment is set forth in a writing signed and Lenders and the Partnership; and

     WHEREAS, the Lenders and the Partnership have executed and delivered this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Partnership and the Lenders hereby agree as follows:

     1. This Amendment shall be deemed to be effective as of September 30, 1997.

     2. The definition of the term "Prime Rate" in Section 1 of the 1996 Credit Agreement is hereby amended to read as follows:


"        "Prime Rate" means the lower of (a) the annual rate of interest announced by BankBoston, N.A. (or its successors) from time to time at its principal office as its "prime rate" (which may or may not be the lowest rate available from BankBoston, N.A. at a given time), and (b) the prime rate or base rate on corporate loans at large United States money center commercial banks as published in The Wall Street Journal or, if publication of such rate shall be suspended or terminated, the annual rate of interest, determined daily and expressed as a percentage, from time to time announced by one of the five largest banking institutions having their principal office in New York, New York and selected by the Agent at the time such publication is suspended or terminated. Each change in the Prime Rate shall be effective for the purposes of this Agreement and the Notes on and as of the date such change becomes
effective.              "

     3. Section 2.2 of the 1996 Credit Agreement is hereby amended to read as follows:

"        2.2  Termination of Commitments.      The Commitments shall terminate
on September 30, 1998 (the "Termination Date") unless earlier terminated
pursuant to the provisions of this Agreement.      "

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

     4. The form of Credit Request attached as Exhibit B to the 1996 Credit Agreement is hereby deleted in its entirety and is replaced by Exhibit B attached to this Amendment.

     5. Section 7.3(a) of the 1996 Credit Agreement is hereby amended to read as follows:

"        7.3  Notices. (a) All notices, demands and other communications between any of parties hereunder to the other shall be deemed effective (except for Credit Requests, which shall be effective when received by the Agent) when delivered by hand or sent by first class mail or by facsimile transmission, and addressed to the other party as set forth below:

          If to the Partnership:

                The Designs/OLS Partnership
                c/o Designs, Inc.
                66 B Street
                Needham, Massachusetts 02194
                Attention:  General Manager

or to such other address of which notice is given in the same manner.


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

     If to the Lenders:

               Designs, Inc.
               66 B Street
               Needham, Massachusetts 02194
               Attention:  President
               Telecopier:  (617) 449-8666

     with a copy to

               Scott N. Semel, Esq.
               Executive Vice President and General Counsel
               Designs, Inc.
               66 B Street
               Needham, Massachusetts 02194
               Telecopier:  (617) 449-8666

     and

               Levi's Only Stores, Inc.
               1159 Dublin Road
               Columbus, Ohio 43215
               Attention:  President
               Telecopier:  (614) 232-5580

     with a copy to

               Levi Strauss & Co.
               Levi's Plaza
               1155 Battery Street
               San Francisco, California 94111
               Attention:  General Counsel/LOS
               Telecopier:  (415) 501-7650

or to such other address as either Lender may designate by notice in writing to the Partnership with a copy of such notice to the other Lender and the Agent; provided, however, that the failure of the Partnership to deliver a copy of any notice to Mr. Semel or Levi Strauss & Co. shall not constitute a failure to
send notice to the Lenders.                                 "

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

     6. Section 7.3(c) of the 1996 Credit Agreement is hereby amended to read as follows:

"        (c)  The proceeds of all Credit Advances made hereunder shall be delivered to the following account of the Partnership with BankBoston, N.A. (unless otherwise agreed in writing by the parties hereto):

               BankBoston, N.A.
               100 Federal Street
               Boston, Massachusetts 02110
               ABA #011 001742
               For credit to Account No. 0038652079
               Attention: Gisela A. LoPiano, Director
               Telephone:  (617) 434-5801
               Telecopier: (617) 434-5825                   "

     7. As amended hereby, the 1996 Credit Agreement shall continue in full force and effect in accordance with its terms.

     8. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same Amendment and each of which shall be deemed to be an original.

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

     IN WITNESS WHEREOF, the Partnership and the Lenders have caused this First Amendment to Credit Agreement to be executed and delivered as a sealed instrument by their duly authorized representatives, all as of the date first written above.

                         THE DESIGNS/OLS PARTNERSHIP
                         By:  Designs JV Corp.,
                              a General Partner


                         By:/s/ JOEL H. REICHMAN
                            ---------------------------
                            Its President



                         By:  LDJV Inc., a General Partner


                         By:/s/ EDWARD T. MURPHY
                            ---------------------------
                            Its President



                         LEVI'S ONLY STORES, INC.


                         By:/s/ EDWARD T. MURPHY
                            ---------------------------
                            Its President



                         DESIGNS, INC.


                         By:/s/ JOEL H. REICHMAN
                            ---------------------------
                            Its President

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


                                                                Exhibit B


                            [Form of Credit Request]


                                        Date:


Designs, Inc., as Agent
66 B Street
Needham, Massachusetts 02194

     We hereby request that the Lenders make pro-rata Credit Advances to us on
or before [              , 19  ] (the "Credit Advance Date") in the aggregate
amount of  $ _______________.  Please  advise ________________ of our request.
The proceeds of such loan shall be sent by wire transfer to our account #0038652079 at BankBoston, N.A.

     This request is submitted under and pursuant to, and the loan is a loan
referred to in, the Credit Agreement, dated as of September   , 1996, among
Designs, Inc., Levi's Only Stores, Inc. and The Designs/OLS Partnership, as amended (the "Agreement"), and we hereby confirm that the representations and warranties contained in Article 4 of the Agreement are true and correct on and as of the date hereof and that no Default (as defined in the Agreement) has occurred and is continuing on the date hereof, in each case giving effect to such Credit Advance.

                              Very truly yours,

                              THE DESIGNS/OLS PARTNERSHIP


                              By:
                                  ---------------------------
                                 Its General Manager


                              By:
                                  ---------------------------
                                   A Management Committee
                                     Member



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